SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





   Date of Report (Date of earliest event reported):   November 14, 2002
                                                    -----------------------



                             EAGLE SUPPLY GROUP, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                     000-25423              13-3889248
----------------------------   ------------------------   -------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      Incorporation)                                      Identification No.)



122 East 42nd Street, Suite 1116, New York, NY                   10168
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   (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:      (212) 986-6190
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Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.


Exhibit No.     Description
-----------     -----------

  99.1 Press Release, dated November 14, 2002, regarding earnings for the quarter ended September 30, 2002, certain operating results achieved in October 2002, and other information.


Item 9.   Regulation FD Disclosure.

      On November 14, 2002, Eagle Supply Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing its earnings for the quarter ended September 30, 2002, certain operating results achieved in October 2002, and other information.

      A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      This press release is furnished pursuant to Item 9 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.


 [Rest of Page Intentionally Blank.  Signature on Following Page.]










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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EAGLE SUPPLY GROUP, INC.


Date:  November 14, 2002             By:   /s/ Douglas P. Fields
                                        -----------------------------
                                        Douglas P. Fields
                                        Chief Executive Officer



















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                             EXHIBIT INDEX
                             -------------

Exhibit No.   Description
-----------   -----------

  99.1 Press Release, dated November 14, 2002, regarding earnings for the quarter ended September 30, 2002, certain operating results achieved in October 2002, and other information.



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